               Nuveen Insured Tax-Free Advantage Municipal Fund 2
          Nuveen Insured California Tax-Free Advantage Municipal Fund 2
           Nuveen Insured New York Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Arizona Tax-Free Advantage Municipal Fund
          Nuveen Insured Connecticut Tax-Free Advantage Municipal Fund
           Nuveen Insured Florida Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Georgia Tax-Free Advantage Municipal Fund
            Nuveen Insured Maryland Tax-Free Advantage Municipal Fund
        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund 2
           Nuveen Insured Michigan Tax-Free Advantage Municipal Fund 2
          Nuveen Insured New Jersey Tax-Free Advantage Municipal Fund 2
         Nuveen Insured North Carolina Tax-Free Advantage Municipal Fund
              Nuveen Insured Ohio Tax-Free Advantage Municipal Fund
         Nuveen Insured Pennsylvania Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Virginia Tax-Free Advantage Municipal Fund
                Nuveen Arizona Tax-Free Advantage Municipal Fund
              Nuveen Connecticut Tax-Free Advantage Municipal Fund
                Nuveen Georgia Tax-Free Advantage Municipal Fund
                Nuveen Maryland Tax-Free Advantage Municipal Fund
             Nuveen Massachusetts Tax-Free Advantage Municipal Fund
                Nuveen Michigan Tax-Free Advantage Municipal Fund
               Nuveen New Jersey Tax-Free Advantage Municipal Fund
             Nuveen North Carolina Tax-Free Advantage Municipal Fund
                  Nuveen Ohio Tax-Free Advantage Municipal Fund
              Nuveen Pennsylvania Tax-Free Advantage Municipal Fund
                Nuveen Virginia Tax-Free Advantage Municipal Fund
            Nuveen Insured Arizona Dividend Advantage Municipal Fund
          Nuveen Insured Connecticut Dividend Advantage Municipal Fund
            Nuveen Insured Florida Dividend Advantage Municipal Fund
            Nuveen Insured Georgia Dividend Advantage Municipal Fund
            Nuveen Insured Maryland Dividend Advantage Municipal Fund
         Nuveen Insured Massachusetts Dividend Advantage Municipal Fund
            Nuveen Insured Michigan Dividend Advantage Municipal Fund
         Nuveen Insured North Carolina Dividend Advantage Municipal Fund
              Nuveen Insured Ohio Dividend Advantage Municipal Fund
               Nuveen Arizona Dividend Advantage Municipal Fund 4
             Nuveen Connecticut Dividend Advantage Municipal Fund 4
               Nuveen Georgia Dividend Advantage Municipal Fund 3
               Nuveen Maryland Dividend Advantage Municipal Fund 4
            Nuveen North Carolina Dividend Advantage Municipal Fund 4

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 13th day of November, 2002.


                                                    /s/ Timothy R. Schwertfeger
                                                    ----------------------------
                                                    Timothy R. Schwertfeger

STATE OF ILLINOIS                   )
        ----------------
                                    )SS
COUNTY OF       COOK                )
          --------------

On this 13th day of November, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                /s/ Virginia L. Corcoran
Notary Public, State of Illinois                    ------------------------
My Commission Expires:  10/27/05                    Notary Public

               Nuveen Insured Tax-Free Advantage Municipal Fund 2
          Nuveen Insured California Tax-Free Advantage Municipal Fund 2
           Nuveen Insured New York Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Arizona Tax-Free Advantage Municipal Fund
          Nuveen Insured Connecticut Tax-Free Advantage Municipal Fund
           Nuveen Insured Florida Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Georgia Tax-Free Advantage Municipal Fund
            Nuveen Insured Maryland Tax-Free Advantage Municipal Fund
        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Michigan Tax-Free Advantage Municipal Fund
           Nuveen Insured Michigan Tax-Free Advantage Municipal Fund 2
          Nuveen Insured New Jersey Tax-Free Advantage Municipal Fund 2
         Nuveen Insured North Carolina Tax-Free Advantage Municipal Fund
              Nuveen Insured Ohio Tax-Free Advantage Municipal Fund
         Nuveen Insured Pennsylvania Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Virginia Tax-Free Advantage Municipal Fund
                Nuveen Arizona Tax-Free Advantage Municipal Fund
              Nuveen Connecticut Tax-Free Advantage Municipal Fund
                Nuveen Georgia Tax-Free Advantage Municipal Fund
                Nuveen Maryland Tax-Free Advantage Municipal Fund
             Nuveen Massachusetts Tax-Free Advantage Municipal Fund
                Nuveen Michigan Tax-Free Advantage Municipal Fund
               Nuveen New Jersey Tax-Free Advantage Municipal Fund
             Nuveen North Carolina Tax-Free Advantage Municipal Fund
                  Nuveen Ohio Tax-Free Advantage Municipal Fund
              Nuveen Pennsylvania Tax-Free Advantage Municipal Fund
                Nuveen Virginia Tax-Free Advantage Municipal Fund
            Nuveen Insured Arizona Dividend Advantage Municipal Fund
          Nuveen Insured Connecticut Dividend Advantage Municipal Fund
            Nuveen Insured Florida Dividend Advantage Municipal Fund
            Nuveen Insured Georgia Dividend Advantage Municipal Fund
            Nuveen Insured Maryland Dividend Advantage Municipal Fund
         Nuveen Insured Massachusetts Dividend Advantage Municipal Fund
            Nuveen Insured Michigan Dividend Advantage Municipal Fund
         Nuveen Insured North Carolina Dividend Advantage Municipal Fund
              Nuveen Insured Ohio Dividend Advantage Municipal Fund
               Nuveen Arizona Dividend Advantage Municipal Fund 4
             Nuveen Connecticut Dividend Advantage Municipal Fund 4
               Nuveen Georgia Dividend Advantage Municipal Fund 3
               Nuveen Maryland Dividend Advantage Municipal Fund 4
            Nuveen North Carolina Dividend Advantage Municipal Fund 4

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 14th day of November, 2002.


                                                  /s/ Anne E. Impellizzeri
                                                  ------------------------------
                                                  Anne E. Impellizzeri

STATE OF ILLINOIS                  )
        ----------------
                                   )SS
COUNTY OF     COOK                 )
          --------------

On this 14th day of November, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/05                  Notary Public

               Nuveen Insured Tax-Free Advantage Municipal Fund 2
          Nuveen Insured California Tax-Free Advantage Municipal Fund 2
           Nuveen Insured New York Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Arizona Tax-Free Advantage Municipal Fund
          Nuveen Insured Connecticut Tax-Free Advantage Municipal Fund
           Nuveen Insured Florida Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Georgia Tax-Free Advantage Municipal Fund
            Nuveen Insured Maryland Tax-Free Advantage Municipal Fund
        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Michigan Tax-Free Advantage Municipal Fund
           Nuveen Insured Michigan Tax-Free Advantage Municipal Fund 2
          Nuveen Insured New Jersey Tax-Free Advantage Municipal Fund 2
         Nuveen Insured North Carolina Tax-Free Advantage Municipal Fund
              Nuveen Insured Ohio Tax-Free Advantage Municipal Fund
         Nuveen Insured Pennsylvania Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Virginia Tax-Free Advantage Municipal Fund
                Nuveen Arizona Tax-Free Advantage Municipal Fund
              Nuveen Connecticut Tax-Free Advantage Municipal Fund
                Nuveen Georgia Tax-Free Advantage Municipal Fund
                Nuveen Maryland Tax-Free Advantage Municipal Fund
             Nuveen Massachusetts Tax-Free Advantage Municipal Fund
                Nuveen Michigan Tax-Free Advantage Municipal Fund
               Nuveen New Jersey Tax-Free Advantage Municipal Fund
             Nuveen North Carolina Tax-Free Advantage Municipal Fund
                  Nuveen Ohio Tax-Free Advantage Municipal Fund
              Nuveen Pennsylvania Tax-Free Advantage Municipal Fund
                Nuveen Virginia Tax-Free Advantage Municipal Fund
            Nuveen Insured Arizona Dividend Advantage Municipal Fund
          Nuveen Insured Connecticut Dividend Advantage Municipal Fund
            Nuveen Insured Florida Dividend Advantage Municipal Fund
            Nuveen Insured Georgia Dividend Advantage Municipal Fund
            Nuveen Insured Maryland Dividend Advantage Municipal Fund
         Nuveen Insured Massachusetts Dividend Advantage Municipal Fund
            Nuveen Insured Michigan Dividend Advantage Municipal Fund
         Nuveen Insured North Carolina Dividend Advantage Municipal Fund
              Nuveen Insured Ohio Dividend Advantage Municipal Fund
               Nuveen Arizona Dividend Advantage Municipal Fund 4
             Nuveen Connecticut Dividend Advantage Municipal Fund 4
               Nuveen Georgia Dividend Advantage Municipal Fund 3
               Nuveen Maryland Dividend Advantage Municipal Fund 4
            Nuveen North Carolina Dividend Advantage Municipal Fund 4

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 14th day of November, 2002.


                                                 /s/ Peter R. Sawers
                                                 -------------------------------
                                                 Peter R. Sawers


STATE OF    ILLINOIS            )
        ---------------
                                )SS
COUNTY OF    COOK               )
         --------------

On this 14th day of November, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 -------------------------------
My Commission Expires:  10/27/05                 Notary Public

               Nuveen Insured Tax-Free Advantage Municipal Fund 2
          Nuveen Insured California Tax-Free Advantage Municipal Fund 2
           Nuveen Insured New York Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Arizona Tax-Free Advantage Municipal Fund
          Nuveen Insured Connecticut Tax-Free Advantage Municipal Fund
           Nuveen Insured Florida Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Georgia Tax-Free Advantage Municipal Fund
            Nuveen Insured Maryland Tax-Free Advantage Municipal Fund
        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Michigan Tax-Free Advantage Municipal Fund
           Nuveen Insured Michigan Tax-Free Advantage Municipal Fund 2
          Nuveen Insured New Jersey Tax-Free Advantage Municipal Fund 2
         Nuveen Insured North Carolina Tax-Free Advantage Municipal Fund
              Nuveen Insured Ohio Tax-Free Advantage Municipal Fund
         Nuveen Insured Pennsylvania Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Virginia Tax-Free Advantage Municipal Fund
                Nuveen Arizona Tax-Free Advantage Municipal Fund
              Nuveen Connecticut Tax-Free Advantage Municipal Fund
                Nuveen Georgia Tax-Free Advantage Municipal Fund
                Nuveen Maryland Tax-Free Advantage Municipal Fund
             Nuveen Massachusetts Tax-Free Advantage Municipal Fund
                Nuveen Michigan Tax-Free Advantage Municipal Fund
               Nuveen New Jersey Tax-Free Advantage Municipal Fund
             Nuveen North Carolina Tax-Free Advantage Municipal Fund
                  Nuveen Ohio Tax-Free Advantage Municipal Fund
              Nuveen Pennsylvania Tax-Free Advantage Municipal Fund
                Nuveen Virginia Tax-Free Advantage Municipal Fund
            Nuveen Insured Arizona Dividend Advantage Municipal Fund
          Nuveen Insured Connecticut Dividend Advantage Municipal Fund
            Nuveen Insured Florida Dividend Advantage Municipal Fund
            Nuveen Insured Georgia Dividend Advantage Municipal Fund
            Nuveen Insured Maryland Dividend Advantage Municipal Fund
         Nuveen Insured Massachusetts Dividend Advantage Municipal Fund
            Nuveen Insured Michigan Dividend Advantage Municipal Fund
         Nuveen Insured North Carolina Dividend Advantage Municipal Fund
              Nuveen Insured Ohio Dividend Advantage Municipal Fund
               Nuveen Arizona Dividend Advantage Municipal Fund 4
             Nuveen Connecticut Dividend Advantage Municipal Fund 4
               Nuveen Georgia Dividend Advantage Municipal Fund 3
               Nuveen Maryland Dividend Advantage Municipal Fund 4
            Nuveen North Carolina Dividend Advantage Municipal Fund 4

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 14th day of November, 2002.


                                                  /s/ William J. Schneider
                                                  ------------------------------
                                                  William J. Schneider

STATE OF    ILLINOIS                )
        ----------------
                                    )SS
COUNTY OF       COOK                )
          --------------

On this 14th day of November, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/05                  Notary Public

               Nuveen Insured Tax-Free Advantage Municipal Fund 2
          Nuveen Insured California Tax-Free Advantage Municipal Fund 2
           Nuveen Insured New York Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Arizona Tax-Free Advantage Municipal Fund
          Nuveen Insured Connecticut Tax-Free Advantage Municipal Fund
           Nuveen Insured Florida Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Georgia Tax-Free Advantage Municipal Fund
            Nuveen Insured Maryland Tax-Free Advantage Municipal Fund
        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Michigan Tax-Free Advantage Municipal Fund
           Nuveen Insured Michigan Tax-Free Advantage Municipal Fund 2
          Nuveen Insured New Jersey Tax-Free Advantage Municipal Fund 2
         Nuveen Insured North Carolina Tax-Free Advantage Municipal Fund
              Nuveen Insured Ohio Tax-Free Advantage Municipal Fund
         Nuveen Insured Pennsylvania Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Virginia Tax-Free Advantage Municipal Fund
                Nuveen Arizona Tax-Free Advantage Municipal Fund
              Nuveen Connecticut Tax-Free Advantage Municipal Fund
                Nuveen Georgia Tax-Free Advantage Municipal Fund
                Nuveen Maryland Tax-Free Advantage Municipal Fund
             Nuveen Massachusetts Tax-Free Advantage Municipal Fund
                Nuveen Michigan Tax-Free Advantage Municipal Fund
               Nuveen New Jersey Tax-Free Advantage Municipal Fund
             Nuveen North Carolina Tax-Free Advantage Municipal Fund
                  Nuveen Ohio Tax-Free Advantage Municipal Fund
              Nuveen Pennsylvania Tax-Free Advantage Municipal Fund
                Nuveen Virginia Tax-Free Advantage Municipal Fund
            Nuveen Insured Arizona Dividend Advantage Municipal Fund
          Nuveen Insured Connecticut Dividend Advantage Municipal Fund
            Nuveen Insured Florida Dividend Advantage Municipal Fund
            Nuveen Insured Georgia Dividend Advantage Municipal Fund
            Nuveen Insured Maryland Dividend Advantage Municipal Fund
         Nuveen Insured Massachusetts Dividend Advantage Municipal Fund
            Nuveen Insured Michigan Dividend Advantage Municipal Fund
         Nuveen Insured North Carolina Dividend Advantage Municipal Fund
              Nuveen Insured Ohio Dividend Advantage Municipal Fund
               Nuveen Arizona Dividend Advantage Municipal Fund 4
             Nuveen Connecticut Dividend Advantage Municipal Fund 4
               Nuveen Georgia Dividend Advantage Municipal Fund 3
               Nuveen Maryland Dividend Advantage Municipal Fund 4
            Nuveen North Carolina Dividend Advantage Municipal Fund 4

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 14th day of November, 2002.


                                                   /s/ Judith M. Stockdale
                                                   -----------------------------
                                                   Judith M. Stockdale

STATE OF   ILLINOIS                )
        ----------------
                                   )SS
COUNTY OF     COOK                 )
          --------------

On this 14th day of November, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/05                  Notary Public

               Nuveen Insured Tax-Free Advantage Municipal Fund 2
          Nuveen Insured California Tax-Free Advantage Municipal Fund 2
           Nuveen Insured New York Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Arizona Tax-Free Advantage Municipal Fund
          Nuveen Insured Connecticut Tax-Free Advantage Municipal Fund
           Nuveen Insured Florida Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Georgia Tax-Free Advantage Municipal Fund
            Nuveen Insured Maryland Tax-Free Advantage Municipal Fund
        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Michigan Tax-Free Advantage Municipal Fund
           Nuveen Insured Michigan Tax-Free Advantage Municipal Fund 2
          Nuveen Insured New Jersey Tax-Free Advantage Municipal Fund 2
         Nuveen Insured North Carolina Tax-Free Advantage Municipal Fund
              Nuveen Insured Ohio Tax-Free Advantage Municipal Fund
         Nuveen Insured Pennsylvania Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Virginia Tax-Free Advantage Municipal Fund
                Nuveen Arizona Tax-Free Advantage Municipal Fund
              Nuveen Connecticut Tax-Free Advantage Municipal Fund
                Nuveen Georgia Tax-Free Advantage Municipal Fund
                Nuveen Maryland Tax-Free Advantage Municipal Fund
             Nuveen Massachusetts Tax-Free Advantage Municipal Fund
                Nuveen Michigan Tax-Free Advantage Municipal Fund
               Nuveen New Jersey Tax-Free Advantage Municipal Fund
             Nuveen North Carolina Tax-Free Advantage Municipal Fund
                  Nuveen Ohio Tax-Free Advantage Municipal Fund
              Nuveen Pennsylvania Tax-Free Advantage Municipal Fund
                Nuveen Virginia Tax-Free Advantage Municipal Fund
            Nuveen Insured Arizona Dividend Advantage Municipal Fund
          Nuveen Insured Connecticut Dividend Advantage Municipal Fund
            Nuveen Insured Florida Dividend Advantage Municipal Fund
            Nuveen Insured Georgia Dividend Advantage Municipal Fund
            Nuveen Insured Maryland Dividend Advantage Municipal Fund
         Nuveen Insured Massachusetts Dividend Advantage Municipal Fund
            Nuveen Insured Michigan Dividend Advantage Municipal Fund
         Nuveen Insured North Carolina Dividend Advantage Municipal Fund
              Nuveen Insured Ohio Dividend Advantage Municipal Fund
               Nuveen Arizona Dividend Advantage Municipal Fund 4
             Nuveen Connecticut Dividend Advantage Municipal Fund 4
               Nuveen Georgia Dividend Advantage Municipal Fund 3
               Nuveen Maryland Dividend Advantage Municipal Fund 4
            Nuveen North Carolina Dividend Advantage Municipal Fund 4

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 14th day of November, 2002.


                                                  /s/ Lawrence H. Brown
                                                  ------------------------------
                                                  Lawrence H. Brown
STATE OF   ILLINOIS                 )
        ----------------
                                    )SS
COUNTY OF    COOK                   )
          --------------

On this 14th day of November, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires: 10/27/05                   Notary Public

               Nuveen Insured Tax-Free Advantage Municipal Fund 2
          Nuveen Insured California Tax-Free Advantage Municipal Fund 2
           Nuveen Insured New York Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Arizona Tax-Free Advantage Municipal Fund
          Nuveen Insured Connecticut Tax-Free Advantage Municipal Fund
           Nuveen Insured Florida Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Georgia Tax-Free Advantage Municipal Fund
            Nuveen Insured Maryland Tax-Free Advantage Municipal Fund
        Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Michigan Tax-Free Advantage Municipal Fund
           Nuveen Insured Michigan Tax-Free Advantage Municipal Fund 2
          Nuveen Insured New Jersey Tax-Free Advantage Municipal Fund 2
         Nuveen Insured North Carolina Tax-Free Advantage Municipal Fund
              Nuveen Insured Ohio Tax-Free Advantage Municipal Fund
         Nuveen Insured Pennsylvania Tax-Free Advantage Municipal Fund 2
            Nuveen Insured Virginia Tax-Free Advantage Municipal Fund
                Nuveen Arizona Tax-Free Advantage Municipal Fund
              Nuveen Connecticut Tax-Free Advantage Municipal Fund
                Nuveen Georgia Tax-Free Advantage Municipal Fund
                Nuveen Maryland Tax-Free Advantage Municipal Fund
             Nuveen Massachusetts Tax-Free Advantage Municipal Fund
                Nuveen Michigan Tax-Free Advantage Municipal Fund
               Nuveen New Jersey Tax-Free Advantage Municipal Fund
             Nuveen North Carolina Tax-Free Advantage Municipal Fund
                  Nuveen Ohio Tax-Free Advantage Municipal Fund
              Nuveen Pennsylvania Tax-Free Advantage Municipal Fund
                Nuveen Virginia Tax-Free Advantage Municipal Fund
            Nuveen Insured Arizona Dividend Advantage Municipal Fund
          Nuveen Insured Connecticut Dividend Advantage Municipal Fund
            Nuveen Insured Florida Dividend Advantage Municipal Fund
            Nuveen Insured Georgia Dividend Advantage Municipal Fund
            Nuveen Insured Maryland Dividend Advantage Municipal Fund
         Nuveen Insured Massachusetts Dividend Advantage Municipal Fund
            Nuveen Insured Michigan Dividend Advantage Municipal Fund
         Nuveen Insured North Carolina Dividend Advantage Municipal Fund
              Nuveen Insured Ohio Dividend Advantage Municipal Fund
               Nuveen Arizona Dividend Advantage Municipal Fund 4
             Nuveen Connecticut Dividend Advantage Municipal Fund 4
               Nuveen Georgia Dividend Advantage Municipal Fund 3
               Nuveen Maryland Dividend Advantage Municipal Fund 4
            Nuveen North Carolina Dividend Advantage Municipal Fund 4

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 14th day of November, 2002.


                                                  /s/ Robert P. Bremner
                                                  ----------------------------
                                                  Robert P. Bremner

STATE OF  ILLINOIS                 )
        ----------------
                                   )SS
COUNTY OF     COOK                 )
          --------------

On this 14th day of November, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------------
My Commission Expires:  10/27/05                  Notary Public